UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
        Washington, D.C.  20549

        FORM 8-K

               CURRENT REPORT          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  03/17/03


                Harley-Davidson Customer Funding Corp.
        (Exact name of registrant as specified in its charter)

             Nevada                          333-37550         36-4396302
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


4150 Technology Way
Carson, City, Nevada                                       89706
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      (775) 886-3200

Item 5. Other Events
  The registrant is filing final forms of the exhibit listed in Item 7 (c).

Item 7.     Monthly Statements and Exhibits

(a)     Financial Statements:  None

(b)     Pro Forma Financial Information:   None

(c)     Exhibits: Monthly Servicer Report

Harley-Davidson Motorcycle Trust 2003-1
$315,000,000 1.56% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1 $207,500,000 2.63% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2 $27,500,000 2.39% Harley-Davidson Motorcycle Contract Backed Notes, Class B
                        Monthly Report
For the Distribution Dat03/17/2003

A.  Calculation of the Monthly Principal
 1. A. Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Payment Date Occurs, 353,011,978.37 plus
   B.  Prefunded Amount on such day referred to in 1.A. above     196,988,021.63

  Sum of 1.A and 1.B                                              550,000,000.00

 2. A.  Principal Balance of the Contracts as of the first day of the Due Period
       in which the Payment Date occurs, plus                     339,371,601.14

   B.  Pre-Funded Amount as of the first day of the Due Period in which such
       Payment Date occurs, plus                                  196,988,021.63

   C.  The Special Mandatory Redemption Amounts, if any, paid during
         such Due Period or payable on such Payment Date                    0.00

    Sum of 2.A, 2.B, and 2.C                                      536,359,622.77


B.Calculation of Principal Distributable Amount (as defined in Article I
    of the Sale and Servicing Agreement), (from A, 1 minus 2)      13,640,377.23

C. Calculation of Available Interest (as defined in Article I of the Sale
    and Servicing Agreement)                                        3,735,516.37

D.Calculation of Note Monthly Principal Distributable Amount

  1. A. Class A Note Percentage for such Distribution Date

  a.For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-1 Notes is
    reduced to zero                                                       95.00%

  b .On the Distribution Date on which the principal amount of the Class A-1
    Notes is reduced to zero, 95% until the principal amount of the Class
    A-2 Notes has been reduced to zero                                    95.00%

  c.After the principal amount of the Class A-2 Notes have been reduced
    to zero                                                                0.00%

  B. Class B Note Percentage for such Distribution Date

  a.For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-1 Notes is
    reduced to zero                                                        5.00%

  b .On the Distribution Date on which the principal amount of the Class A-2
    Notes is reduced to zero, 5% until the principal amount of the Class
    A-2 Notes has been reduced to zero                                     5.00%

  c.After the principal amount of the Class A-2 Notes have been reduced
    to zero                                                              100.00%


   2.Principal Distributable Amount (from B)                       13,640,377.23

   3.Note Monthly Principal Distributable Amount

  a.Class A-1 Notes (D. 1. A. (a) multiplied by D.2 until
     Class A-1 Notes Principal Balance is zero)                    12,958,358.37

  b.Class A-2 Notes (D. 1. A. (b) multiplied by D.2 until
     Class A-2 Notes Principal Balance is zero)                             0.00

  c.Class B Notes (D. 1. B. (a) multiplied by D.2 until
     Class A-2 Notes Principal Balance is zero)                       682,018.86

  d.Note Principal Carryover Shortfall                                      0.00

  e.Special Mandatory Redemption Amounts (from Pre-Funding Account as
    defined in Article I of the Sale and Servicing Agreement)               0.00

  f. Note Monthly Principal Distributable Amount (the sum of
    items 3 (a), 3 (b) 3 (c) and 3 (d))                            13,640,377.23

E.Calculation of Note Monthly Interest Distributable Amount
   1.Class A-1 Interest Rate                                              1.560%

   2.Class A-2 Interest Rate                                              2.630%

   3.Class B Interest Rate                                                2.390%

   4.One-twelfth of the Class A-1 Interest Rate times the Class A-1 Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                         532,350.00
   5.One-twelfth of the Class A-2 Interest Rate times the Class A-2 Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                         591,202.08
   6.One-twelfth of the Class B Interest Rate times the Class B Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                          71,202.08

   7.Interest Carryover Shortfall for such Distribution Date                0.00

   8.Note Monthly Interest Distributable Amount (the sum of items 4,
    5, 6)                                                           1,194,754.16

F.Calculation of Note Monthly Distributable Amount  (sum of
  D.3 (f) plus E.8.)                                               14,835,131.39

F1.The remaining Class A-1 Note Balance after giving effect to the
  Distribution of Monthly Principal on such Distribution Date     302,041,641.63

F2.The remaining Class A-2 Note Balance after giving effect to the
  distribution of Monthly Principal on such Distribution Date     207,500,000.00

F3.The remaining Class B Note Balance after giving effect to the
  distribution of Monthly Principal on such Distribution Date      26,817,981.14

G.Fees
  1.  The Monthly Servicing Fee for such Payment Date (1/12 of the product of
    1% and the Principal Balance of the Contracts as of the beginning of the
    related Due Period)                                               294,176.65

  2.The Indenture Trustee Fee for such Payment Date excluding expense component (1/12 of the product of .002% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however,
    in no event shall such fee be less than $200.00 per month)            916.67

H.Calculation of the Available Funds for Such Payment Date
  1.The amount of funds deposited into the Collection Account pursuant to
    Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

    a.  All amounts received by the Servicer with respect to the Contracts:
    (i) Principal                                                  13,511,275.30

    (ii) Interest & Fees                                            3,735,516.37


    b.  All Net Liquidation Proceeds                                        0.00

    c. The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale
         and Servicing Agreement                                      129,633.03

    d.  All Advances made by Servicer pursuant to Section 7.03 (a)
         of the Sale and Servicing Agreement                           85,717.67

    e.  All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale
         and Servicing Agreement                                            0.00

    f. All amounts obtained from the Indenture Trustee in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) of the Sale and Servicing
        Agreement                                                     328,949.15

    g.  All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale
        and Servicing Agreement                                             0.00
    h.  Total amount of funds deposited into the Collection Account pursuant
         to Section 5.05 (b) (the sum of a. through g.)            17,791,091.52

  2.The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (ii) through (iv) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

    a. Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03 (a) of the Sale and Servicing
         Agreement                                                          0.00

    b.  Amounts to be paid to the Servicer in respect of the Monthly
         Servicing Fee for the related Due Period                     294,176.65

    c.  Amounts to be paid to the Indenture Trustee in respect of the
          Indenture Trustee's Fee for the related Due Period              916.67


    d.  Other amounts required or authorized to be withdrawn from the
        Collection Account pursuant to the Sale and Servicing Agreement
         Specify: Excess Funds                                              0.00

    e. Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing
         Agreement with respect to the related Due Period
         (sum of a. through d.)                                       295,093.32

  3.The Available Funds for such Distribution Date
     (1.h. minus 2.e.)                                             17,495,998.20

  4.The Available Funds otherwise distributable to the Class B Noteholders that will be distributed to the Class A Noteholders on
    such Distribution Date                                                  0.00

I.The shortfall of Available Funds for such Payment Date to pay either the Note Distributable Amount (the Available Funds for such
   Distribution Date minus the sum of the Note Distributable Amount
  as set forth in F.)                                                       0.00


J.The amount to be withdrawn from the Reserve Fund on such Distribution
  Date to cover the Note Distributable Amount for such Distribution Date,
  if no shortfall, to the Trust Depositor                                   0.00

K.Interest Earnings on the Reserve Fund                                     0.00

L.1.The amount to be deposited in the Reserve Fund on such
      Payment Date                                                  2,660,866.81

  2.  The amount on deposit in the Reserve Fund after giving effect to
     deposits and withdrawals therefrom on such Distribution Date   6,190,986.59

M.The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the greater of (a) 2.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period; provided, however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three
  (3) consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the last day of the immediately preceding Due Period and (b) 1.00% of the aggregate of the Initial Class A-1 Note Balance, Initial Class A-2 Note Balance and
  Initial Class B Note Balance; provided, however in no event shall the Specified Reserve Fund Balance be greater than the aggregate outstanding
  principal balance of the Securities.                              6,787,432.02


N.The Pool Factor
 1.Class A-1 Note Factor immediately before such Distribution Date 100.0000000% 2.Class A-2 Note Factor immediately before such Distribution Date 100.0000000%
 3.The Class B Note Factor immediately before such                  100.0000000%
     Distribution Date

 4.Class A-1 Note Factor immediately after such Distribution Date    95.8862354%
 5.Class A-2 Note Factor immediately after such Distribution Date   100.0000000%
 6.Class B Note Factor immediately after such                        97.5199314%
     Distribution Date

O.Delinquent Contracts
  1.      31-59 Days                                                         267
                                                                    3,025,715.06
  2.      60-89 Days                                                          39
                                                                      472,170.93
  3.      90 or More Days                                                      1
                                                                       16,407.50
P.Liquidated Contracts
  1.Total Liquidated Contracts                                                 0
                                                                            0.00
  2.Identity (Attach)

  3.Liquidation Proceeds for the Due Period                                 0.00

  4.Liquidation Expenses for the Due Period                                 0.00

  5.Net Liquidation Proceeds for the Due Period                             0.00

  6.Net Liquidation Losses for the Due Period                               0.00

Q.Advances
  1.Unreimbursed Advances Prior to Such Distribution Date                   0.00

  2.Amount paid to Servicer on such Distribution Date to reimburse Servicer
    for such unreimbursed Advances                                          0.00

  3.Amount of Delinquent Interest for such Distribution Date           85,717.67

  4.Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required
    by Section 7.03 of the Sale and Servicing Agreement)               85,717.67

  5.Total of unreimbursed Advances after new Advances on such
       Distribution Date                                               85,717.67

R.Repurchased Contracts
  1.Number of Contracts to be repurchased by the Seller pursuant to Section
    7.08 of the Sale and Servicing Agreement                                  11

  2.Principal Amount of such Contracts                                128,342.38

  3.Related Repurchase Price of such Contracts                        129,633.03

S.Contracts
  1.Number of Contracts as of beginning of Due Period                     24,871

  2. Principal Balance of Contracts as of beginning of Due Period 353,011,978.37

  3.The weighted average Contract Rate of the Contracts
    as of the beginning of the Due Period                                10.801%

  4.Number of Contracts as of end of Due Period                           24,363

  5.Principal Balance of Contracts as of end of Due Period        339,371,601.14

  6.The weighted average Contract Rate of the Contracts
    as of the end of the Due Period                                      10.812%

  7.Prefunded Amount as of Beginning of Due Period                196,988,021.63

  8.Prefunded Amount as of End of Due Period                      196,988,021.63

T.Interest Reserve Account

  1.Interest Reserve Amount as of previous Distribution Date          619,124.40
     or Closing Date
  2.Interest received into Interest Reserve Account                       519.81

  3.Carrying Charges, if any, to be paid on upcoming
        Distribution Date                                             328,949.15

  4.Excess Funds remitted to Trust Depositor                                0.00

  5.Interest Reserve Amount as of Upcoming Distribution Date          290,695.06

U.Ratios
   1. Cumulative Loss Ratio
    A.  The aggregate Net Liquidation Losses for all Contracts since the
        Cutoff Date through the end of the related Due Period.              0.00

    B.  The sum of the Principal Balance of the Contracts as of the
        Cutoff Date plus the Principal Balance of any Subsequent Contracts
        as of the related Subsequent Cutoff Date.                 550,000,000.00

    C.  The Cumulative Loss Ratio for such Distribution Date ( the quotient
        of A. divided by B., expressed as a percentage).                   0.00%

   2. Average Delinquency Ratio for such Distribution Date

    A.  The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the
        Due Period.)                                                  488,578.43

    B. The Delinquency Ratio (the fraction, expressed as a percentage, computed by dividing (x) the Delinquency Amount during the immediately preceding Due Period by (y) the Principal Balance of the Contracts as of the
        beginning of the related Due Period) for such Distribution Date.   0.14%

    C.  The Delinquency Ratio for the prior Distribution Date.             0.00%

    D.  The Delinquency Ratio for the second prior Distribution Date.      0.00%

    E.  The Average Delinquency Ratio (the arithmetic average
          of B. through D.)                                                0.05%

   3. Average Loss Ratio for such Distribution Date

    A.  Net Liquidation Losses                                              0.00

    B. The Loss Ratio (the fraction, expressed as a percentage, derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period) for
        such Distribution Date                                             0.00%

    C.  The Loss Ratio for the prior Distribution Date.                    0.00%

    D.  The Loss Ratio for the second prior Distribution Date.             0.00%

    E.  The Average Loss Ratio (the arithmetic average of
          of B. through D.)                                                0.00%


   4. Computation of Reserve Fund Trigger Events:

    A.  Average Delinquency Ratio (if Average Delinquency Ratio >or=
    (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to , and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third anniversary date of the
    Closing Date, then a Reserve Fund Trigger Event.)                      0.05%

    B.  Average Loss Ratio (if Average Loss Ratio >or= (i) 3.00% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the second anniversary of the
    Closing Date or (ii) 2.75% with respect to any Distribution Date following the second anniversary of the Closing Date, then
    a Reserve Fund Trigger Event.)                                         0.00%

    C. Cumulative Loss Ratio (if Cumulative Loss Ratio >or= (i) 1.25% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 2.00% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date,
    (iii) 2.50% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.75% following the third anniversary of the Closing Date, then
    a Reserve Fund Trigger Event.)                                         0.00%
HARLEY-DAVIDSON CREDIT CORP.

CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is the Vice President and Treasurer of Harley-Davidson Credit Corp., a Nevada corporation (the "Servicer"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 9.02 of the Sale and Servicing Agreement
(the "Agreement") dated as of February 1, 2003 by and among Harley-Davidson Customer Funding Corp., as Trust Depositor, the Servicer and BNY Midwest Trust Company, as Trustee of Harley-Davidson Motorcycle Trust 2003-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1.  The Monthly Report for the period from February 1, 2003 to
February 28, 2003 attached to this certificate is complete and accurate in accordance with the requirements of Sections 9.01 and 9.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of March 2003.

HARLEY-DAVIDSON CREDIT CORP.


By:  /s/  Perry A. Glassgow
Perry A. Glassgow
Vice President and Treasurer


  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARLEY DAVIDSON CREDIT CORP.


By:  /s/  Perry A. Glassgow
Name:    Perry A. Glassgow
    Vice President and Treasurer



Dated:  03/17/03